High Capital Funding, LLC
                      333 Sandy Springs Circle, Suite 230,
                                Atlanta, GA 30328
                        Tel 404/257-9150 Fax 404/257-9125

                          ValCom, Inc.26030 Avenue Hall
                                    Studio #5
                               Valencia, CA 91355
                        Tel 661-257-8000 Fax 661-257-1780

                               Financing Agreement
                                  June 6, 2002


1.Amount of Financing          $1,000,000  (Purchase Amount).

2. Purchaser(s)                High Capital Funding, LLC (HCF) and other
                               accredited investors (collectively Purchaser(s)), and their transferees and assigns (Holder(s)).

3. Securities - Units          Units (Units) consisting of ValCom, Inc. (VACM)
                               securities: one share of VACM Convertible
                               Preferred Stock (VACM Preferred Stock) and one warrant (VACM Warrants). One share of VACM
                               Preferred Stock is convertible into one share of VACM common stock. One VACM Warrant is exercisable into one share of VACM Common Stock.
                               The per unit purchase price (Unit
                               Purchase Price) shall be $.80.

                               The VACM Preferred Stock shall have a zero
        Preferred Stock        coupon, shall be non-voting, shall be
                               non-redeemable, and shall contain customary anti-dilution provisions. The VACM Preferred
                               Stock shall be convertible for ten years from the Execution Date (as defined herein in Section 12) into VACM common stock (VACM Conversion Shares).

                               The strike price of the VACM Warrants shall be $.80 per share. The VACM Warrants shall be
        Warrants exercisable for five years commencing from the Execution Date and shall contain customary anti-dilution provisions. The VACM Warrants shall be exercisable for cash; provided however, commencing one year from the Execution Date, the VACM Warrants shall be "cashless exercise," at the option of the Holder(s), unless the underlying shares (VACM Warrants Shares) may be sold without restriction pursuant to an effective registration statement with current prospectus available.

4. Number of Units             The number of Units shall be the Purchase Amount
                               divided by the Unit Purchase Price.

5. Document Preparation Fee    VACM shall pay to HCF a
                               document preparation fee of 50,000 VACM Warrants
                               (VACM Document Preparation Warrants). The VACM common stock issuable upon exercise of the VACM
                               Document Preparation Warrants is the VACM
                               Document Preparation Warrants Shares.

6. Placement Agent             VACM and HCF acknowledge that Bathgate Capital
                               Partners LLC has acted as the placement
                               agent (Placement Agent) in arranging this transaction and that the Placement Agent shall be compensated solely by VACM in accordance with the terms of a separate agreement between VACM and Placement Agent to consist of cash compensation of 7% of the Purchase Amount, plus warrants to purchase 10% of the VACM Units purchased in the transaction at the Unit
                               Purchase Price (Placement Agent Warrants).
                               The VACM common stock issuable upon exercise of the Placement Agent Warrants is the VACM
                               Placement Agent Warrants Shares.

7. Limitations                 (a) No Purchaser(s) or Holder(s) of VACM
                               Preferred Stock shall be permitted to convert
                               VACM Preferred Stock into VACM common stock to the extent that, after giving effect to such conversion, any such Purchasers(s) or Holder(s) would be the beneficial owner of more than 5% of the then outstanding VACM common stock. This limitation shall not be deemed to prevent any Purchaser(s) or Holder(s) from acquiring an aggregate of more than 5% of VACM common stock, so long as such Purchaser(s) or Holder(s) does not beneficially own, or have the right to beneficially own, more than 5% of VACM common stock resulting from the conversion of VACM
                               Preferred Stock, at any given time. (b) No
                               Holder(s) of VACM Warrants or VACM
                               Document Preparation Warrants shall be permitted to exercise such warrants if such Holder(s) is the beneficial owner of any VACM Preferred Stock.

8. Escrow                      David A. Rapaport, General Counsel of HCF, shall
                               act as Escrow Agent for the Purchase
                               Amount, the VACM Preferred Stock, the VACM
                               Conversion Shares, the VACM Warrants, the VACM
                               Document Preparation Warrants, the VACM Placement
                               Agent Warrants, the VACM Warrants Shares, the VACM Document Preparation Warrants Shares and the VACM Placement Agent Warrants Shares.
                               The address of the Escrow Agent is 333 Sandy
                               Springs Circle, Suite 230, Atlanta, GA 30328
                               (Tel 404/257-9150, Fax 404/257-9125).

9. Registration                VACM shall file a registration
                               statement (HCF Registration Statement) for the resale of all of the securities issued pursuant to this Agreement on the earlier of (a) one week following the effective date of the next registration statement filed by VACM after June
                               6, 2002; or (b) October 15, 2002; and shall use its best efforts to cause the HCF Registration
                               Statement to become effective as soon thereafter as possible.

10. Accuracy of VACM SEC       VACM represents and warrants that its filings
      Filings                  with the SEC in the last two years are true
                               and complete and do not omit any material information or fail to include any information which is necessary to make the information set forth therein not misleading, except for those matters disclosed to representatives of
                               Purchaser(s) on June 1, 2002 which VACM plans to include in its next SEC filing.

11. Key Man Insurance          VACM shall obtain a Key Man
                               life insurance policy owned by HCF with HCF as the beneficiary on the life of Vince Vellardita, in an amount not less than $2,000,000 for a period of not less than ten years, with a level premium throughout.

12. Execution Date.            This Agreement shall not be valid
                               unless HCF and Escrow Agent have received a facsimile copy of the Agreement signed by VACM by June 17, 2002 and have each in turn signed the Agreement within two business days of such receipt. The date on which the last signature is affixed shall be the "Execution Date."

13. Closing Schedule           (a) Within three business days
                               following the Execution Date, Purchaser(s) shall deposit the Purchase Amount with Escrow Agent (by
                               Fed Wire, ACH or Book Transfer).

                               (b) Within three business days following the Execution Date, VACM shall deposit the following items with Escrow Agent (VACM Escrow Deposit Items):

                                        (i) certificates for a sufficient number
                               of shares of VACM Preferred Stock, as a deposit for delivery to Purchaser(s) and/or Holder(s) of the VACM Preferred Stock (Escrow Preferred Shares), registered in the name of Purchaser(s).

                                        (ii) executed VACM Warrants, registered
                               in the name of Purchaser(s); executed VACM
                               Document Preparation Warrants, registered in the name of HCF; and executed VACM Placement Agent Warrants, registered in the name of Placement Agent, or its assigns.

                                        (iii) certificate(s) for a sufficient
                               number of shares of VACM common stock as a deposit for delivery of the VACM Conversion Shares (Escrow Conversion Shares) to Holder(s) upon conversion of the VACM Preferred Stock, registered in the name of Escrow Agent.

                                        (iv) certificate(s) for a sufficient
                               number of shares of VACM common stock as a deposit for delivery of the VACM Warrants Shares to: Holder(s) upon exercise of the VACM Warrants; HCF upon exercise of the Document Preparation Warrants; and Placement Agent upon exercise of the VACM Placement Agent Warrants. The VACM Warrants Shares, the VACM Document Preparation Warrants Shares, and the VACM Placement Agent Warrants Shares (Escrow Warrants Shares) shall be registered in the name of Escrow Agent.

                                        (v) A binder for the Key Man life
                               insurance policy acceptable to HCF in its sole judgment.

                               (c) Within two business days of the receipt of the Purchase Amount from Purchaser(s) and the VACM Escrow Deposit Items from VACM, Escrow Agent shall deliver: the Purchase Amount to VACM; the VACM Preferred Shares and the VACM Warrants to Purchaser(s); the VACM Document Preparation Warrants to HCF; and the VACM Placement Agent Warrants to Placement Agent. The date upon which the Escrow Agent wires the Purchase Amount to VACM is the Closing Date.

                               (d) Upon conversion of any VACM Preferred Shares, the Escrow Agent shall deliver the appropriate number of Escrow Conversion Shares to the converting person, and shall deliver the certificates for the cancelled VACM Preferred Shares to VACM.

                               (e) Upon exercise of any VACM Warrants, any VACM Document Preparation Warrants and/or any VACM Placement Agent Warrants, the Escrow Agent shall deliver the appropriate number of Escrow Warrant Shares to the exercising person. Within five business days following the expiration of the VACM Warrants, the VACM Document Preparation Warrants and the VACM Placement Agent Warrants, Escrow Agent shall return to VACM any excess Escrow Warrants Shares.

                               (f) Within five business days following the tenth anniversary of the Execution Date, Escrow Agent shall return to VACM any excess Escrow Conversion Shares.

                               (g) On the Closing Date the Purchaser(s) shall be deemed to be the owners of the VACM Preferred Shares and the VACM Warrants.

14. Binding Agreement          The parties shall be legally
                               bound by the above terms and shall execute such further documents as may be required to implement the provisions of this Agreement. Facsimile signatures shall be deemed to be original signatures. This Agreement may be signed in two or more counterparts.

ValCom, Inc.


By:                                                 Date:
-------------------------------------------------   ----------------------------
Vince Vellardita, President &CEO


High Capital Funding, LLC


By:                                                 Date:
-------------------------------------------------  -----------------------------
Fred A. Brasch, Chief Financial Officer


Escrow Agent

                                                    Date:
-------------------------------------------------  -----------------------------
David A. Rapaport